Exhibit 99.1

HireQuest Announces Ownership Structure Change of MRINetwork to a

New Leadership Group of Franchise Owners

FOR IMMEDIATE RELEASE: December 1, 2025

Goose Creek, SC – HireQuest (NASDAQ: HQI), a global franchisor of on-demand staffing and executive search services, today announced a new ownership structure for MRINetwork, its global executive search brand. The company has transitioned majority ownership to a newly formed leadership group made up of current and former MRINetwork franchise owners. HireQuest will retain partial ownership and continue to support the brand with essential infrastructure, purchasing power, and shared services across its staffing and recruiting network.

The new leadership group comprises:

●	Todd Govig (Govig & Associates)
●	Mark Angott (Angott Search Group)
●	Mike Brown (Harrison Group)
●	Mark and Jay Schwartz (The Richmond Group USA)
●	Shana Applebaum (current Managing Partner and Chief Revenue Officer/ Northbound Executive Search, who has been appointed Managing Director of MRINetwork)

In her new role, Shana Applebaum, based in New York City, will lead a strategic reset of the MRINetwork with a sharp focus on growth, strengthening client partnerships and uniting the global network of offices into a cohesive, high-performing organization.

“This is a tremendous moment for MRINetwork,” said Rick Hermanns, CEO of HireQuest. “By aligning the brand’s leadership with experienced franchise owner-operators, we ensure the network is guided by those who live its mission each day. Shana’s history of joining organizations and fueling growth makes her the perfect leader to take MRINetwork into its next chapter. HireQuest remains fully committed to MRINetwork’s success by providing shared services, scale advantages and integrated staffing-and-recruiting solutions to our clients. Together, we will accelerate value for existing owners and the brand’s future.”

“I am honored to step into the role of Managing Director at MRINetwork,” said Shana Applebaum. “Alongside our new leadership team, we will leverage our deep recruiting expertise, strengthen best-practice processes, and build a network that is more connected and primed for growth. I’m excited to bring our offices closer together, enhance collaboration, and position MRINetwork for long-term success. This is about elevating our offerings, building trust, and demonstrating the true power of a unified recruiting network.”

Why this transaction matters:

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Franchise-owner leadership: The new ownership group brings hands-on recruiting and franchise experience. Their deep domain expertise will inform network strategy, operational best practices and client-service excellence.

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HireQuest shared services continuity: By remaining a partial owner, HireQuest will continue to deliver the value of the broader organization: national purchasing scale; integrated staffing and recruiting solutions; technology, training and back-office infrastructure; and a one-stop-shop approach for clients with complex talent needs.

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Enhanced value for current and future owners: For current MRINetwork offices, this alignment positions the brand to benefit from both entrepreneurial leadership and the backing of a larger staffing organization. It strengthens the network’s market position, growth potential and attractiveness to future franchisees.

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Industry context: Despite headwinds in parts of the executive search market, signs of renewed activity are emerging with major executive recruiting-segment firms seeing a positive revenue impact driven by demographic trends and near-record executive turnover. This underlines the opportunity for a well-positioned network like MRINetwork to capture meaningful growth.

Transaction and Next Steps:
The transaction is expected to close in the coming weeks, subject to customary closing conditions. Once completed, the new leadership group will collaborate with HireQuest to unveil an enhanced service model and network-wide rollout of strategic initiatives beginning in Q1 2026.

About MRINetwork

MRINetwork has been a leader in the search and recruitment industry since 1965, offering a full range of talent advisory solutions through a global network of offices. As a HireQuest division, MRINetwork unites industry insight with global reach to deliver the talent that drives impactful organizational change.

About HireQuest

HireQuest is a global franchisor of on-demand, executive search, and commercial staffing solutions. Through its divisions including HireQuest Direct, Snelling Staffing, MRINetwork, TradeCorp, and others, the company provides employment for thousands of individuals each year across a wide range of industries.

Important Cautions Regarding Forward-Looking Statements

This news release includes, and the company’s officers and other representatives may sometimes make or provide certain estimates and other forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act, including, among others, statements with respect to future economic conditions, future revenue or sales and the growth thereof; operating results; anticipated impacts of personnel decisions; changes in ownership structure and the anticipated benefits of such changes; and other similar statements. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will,” and similar references to future periods.

While the company believes these statements are accurate, forward-looking statements are not historical facts and are inherently uncertain. They are based only on the company’s current beliefs, expectations, and assumptions regarding the future of its business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. The company cannot assure you that these expectations will occur, and its actual results may be significantly different. Therefore, you should not place undue reliance on these forward-looking statements. Important factors that may cause actual results to differ materially from those contemplated in any forward-looking statements made by the company include the following: the level of demand and financial performance of the executive search and temporary staffing industry; the ownership structure of the MRINetwork; the financial performance of the company’s franchisees; changes in customer demand; economic uncertainty caused by macroeconomic trends including potential inflation or a recessionary environment; global conflict; the relative success or failure of acquisitions and new franchised offerings; our success in reducing workers’ compensation expenses; the extent to which the company is successful in gaining new long-term relationships with customers or retaining existing ones, and the level of service failures that could lead customers to use competitors’ services; significant investigative or legal proceedings including, without limitation, those brought about by the existing regulatory environment or changes in the regulations governing the temporary staffing industry and those arising from the action or inaction of the company’s franchisees and temporary employees; strategic actions, including acquisitions and dispositions and the company’s success in integrating acquired businesses including, without limitation, successful integration following any of our various acquisitions; success or failure in determining how to allocate capital; disruptions to the company’s technology network including computer systems and software; natural events such as severe weather, fires, floods, and earthquakes, or man-made or other disruptions of the company’s operating systems; and the factors discussed in the “Risk Factors” section and elsewhere in the company’s most recent Annual Report on Form 10-K and the quarterly reports on Form 10-Q filed thereafter.

Any forward-looking statement made by the company or its management in this news release is based only on information currently available to the company and speaks only as of the date on which it is made. The company and its management disclaim any obligation to update or revise any forward-looking statement, whether written or oral, that may be made from time to time, based on the occurrence of future events, the receipt of new information, or otherwise, except as required by law.

Media inquiries:

Babbit Bodner/ Kristin Wooten/ 404-680-2524

Investor Relations Contact:

IMS Investor Relations/Jennifer Belodeau/ 203-972-9200